UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2009

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California 91201-2397

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 14, 2009, PS Business Parks, Inc. issued a press release announcing the closing of a previously-announced public offering of its common stock and contemporaneous sale of common stock to Public Storage. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1: Press release dated August 14, 2009, announcing closing of previously-announced public offering of common stock and sale of common stock to Public Storage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: August 14, 2009

By: /s/ Edward A. Stokx

Edward A. Stokx

Chief Financial Officer

News Release Exhibit 99.1

PS Business Parks, Inc.

701 Western Avenue

Glendale, CA 91201-2349

For Release:	Immediately
Date:	August 14, 2009
Contact:	Edward A. Stokx

(818) 244-8080, Ext. 1649

PS Business Parks, Inc. Announces Completion of Common Stock Offering

GLENDALE, California – PS Business Parks, Inc. (NYSE:PSB) today announced the consummation of its previously announced underwritten public offering of common stock at $46.50 per share. The Company sold a total of 3,450,000 shares of its common stock for net proceeds of $153,607,110 in the underwritten public offering. Concurrently, the Company sold 383,333 shares of its common stock to Public Storage for $17,824,985, for total proceeds to the Company of $171,432,095.

Company Information

PS Business Parks, Inc., a member of the S&P SmallCap 600, is a self-advised and self-managed equity real estate investment trust ("REIT") that acquires, develops, owns and operates commercial properties, primarily flex, multi-tenant office and industrial space. The Company defines "flex" space as buildings that are configured with a combination of office and warehouse space and can be designed to fit a number of uses (including office, assembly, showroom, laboratory, light manufacturing and warehouse space). As of June 30, 2009, PSB wholly owned approximately 19.6 million rentable square feet with approximately 3,750 customers located in eight states, concentrated in California (5.8 million sq. ft.), Florida (3.6 million sq. ft.), Virginia (3.0 million sq. ft.), Texas (2.9 million sq. ft.), Maryland (1.8 million sq. ft.), Oregon (1.3 million sq. ft.), Arizona (0.7 million sq. ft.) and Washington (0.5 million sq. ft.).